[logo - American Funds(R)]

The right choice for the long termSM

The New Economy Fund

A premise revisited: your fund's growing universe

[cover illustration: a young boy on the beach with a telescope, looking out on the horizon]

Annual report for the year ended November 30, 2002

The New Economy Fund(R)

The New Economy Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The New Economy Fund seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

Contents

Letter to shareholders                                                1
The value of a long-term perspective                                  3
Feature: Your fund's growing universe                                 4
Investment portfolio                                                 10
Financial statements                                                 20
Trustees and officers                                                32
The American Funds family                                    Back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2002 (the most recent calendar quarter):

                                                                    1 year           5 years          10 years
Class A shares reflecting 5.75%
     maximum sales charge
         Average annual compound return                                  --           -1.92%            +7.05%
         Total return                                               -30.28%           -9.22%           +97.66%

Results for other share classes can be found on page 31. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

FELLOW SHAREHOLDERS:

Fiscal 2002 was a year characterized by weak global stock markets that were tainted in part by accounting scandals, corporate bankruptcies and continued weakness in many sectors of the business world, particularly technology and telecommunications. The New Economy Fund suffered along with falling global markets, posting a decline of 17.0% for the year ended November 30, 2002.

That result is best measured against three benchmarks, each of which represents a portion of your fund's investment universe. The Lipper Multi-Cap Growth Fund Index, which measures 30 growth funds representing a variety of market capitalizations, suffered a loss of 23.0% for the period. The MSCI EAFE(R) (Europe, Australasia, Far East) Index, which measures all major markets outside North America, declined by 12.2%. The Russell 2500 Index, which measures small- and medium-capitalization U.S. stocks, fell by 9.1%. All three indexes are unmanaged and include no expenses.

The widely reported Standard & Poor's 500 Composite Index, an unmanaged measure of relatively large companies listed on U.S. exchanges, lost 16.5% for the period.

WHAT HURT THE FUND

On October 9, 2002, the S&P 500 hit its lowest point during the decline that began in March 2000. Thus, the bear market we have been experiencing is the largest in magnitude since 1937-1942 and several months longer than the 1973-1974 slump. Its severity reflects the degree to which stocks of many companies, especially in the technology, media and telecommunications industries, had reached high valuations that were unsustainable toward the end of the past century.

Considering that The New Economy Fund is a growth fund that focuses on the fastest-growing segments of the global economy, its results for the year are not a surprise. Weakness in the technology sector continued to hurt the fund, as many companies worked through the excesses of the market bubble. This affected even some of our most solid, long-term holdings like Texas Instruments and Taiwan Semiconductor Manufacturing.

Weakness in advertising at the AOL division and accounting questions related to the AOL division contributed to a steep decline in the fund's largest holding, AOL Time Warner. The stock dropped to such levels, however, that the fund added considerably to its holdings during the year and the stock ended the fiscal year up 70%* from its July low.

*Calculated using closing prices.

Telecommunications companies continued to struggle against overcapacity and heavy debt loads. Nonetheless, there were some bright spots for the fund, including Nextel Communications and Swisscom, which showed absolute price gains.

[Begin Sidebar]
Results at a glance
Average annual compound returns (with all distributions reinvested)

                                                                             1 year                       Lifetime
                                                                       12/1/01 - 11/30/02            12/1/83 - 11/30/02

The New Economy Fund                                                         -17.0%                        +11.8%
Lipper Multi-Cap Growth Fund Index*                                          -23.0                         +10.1
MSCI EAFE(R)(Europe, Australasia, Far East) Index*                            -12.2                         +10.3
Russell 2500 Index*                                                           -9.1                         +10.9
Standard & Poor's 500 Composite Index*                                       -16.5                         +12.5

*Unmanaged
[End Sidebar]

WHAT HELPED THE FUND

It is important to understand the breadth of The New Economy Fund's investment universe, which encompasses considerably more than half the world's economy and generally includes the segments with the greatest growth potential. We encourage you to read the feature beginning on page 4 to gain a deeper understanding of the fund's scope.

Stocks in a number of industries produced broad gains for the fund in the past year. Several of the fund's largest holdings posted solid increases for the period, including USA Interactive, the provider of Internet transaction and subscription services; Yahoo!, the Internet portal; Viacom, the media company; and Wells Fargo, one of the largest banks in the United States.

OUR INVOLVEMENT IN CORPORATE GOVERNANCE

Questionable accounting practices in some U.S. corporations have clearly been a problem and are certainly one of the causes of the stock market excesses of the 1990s. The good news, however, is that they are being repaired. Due to recently passed legislation, corporate audits will be stricter. Chief executive officers of all public U.S. corporations are now required to sign off on the accuracy of their companies' statements. Reported corporate earnings likely will be reduced as a result of the tougher standards, but we believe that implementation of new rules will help cleanse the financial system and be positive for investors and corporations over the long run.

We have always focused on issues of corporate leadership and integrity as we conduct our own thorough investment research. We build relationships with corporate managements that involve frequent in-person dialogue, including discussions of matters involving shareholders' best interests. We have a long-standing process in place to ensure in-depth consideration of our proxy votes, which we often cast against management on particular matters. We are also active through an industry institute in defending investor interests.

A LONG-TERM FOCUS

While we are disappointed in the fund's results for the year, they should be viewed in light of the broader decline in economic activity, particularly in the information and service areas in which the fund invests.

Although it is always painful to lose money, we continue to maintain a long-term outlook. Over long periods, The New Economy Fund has outpaced its benchmarks. Since its inception in 1983, the fund has recorded an average annual return of 11.8%. For the same period, the Lipper Multi-Cap Growth Fund Index averaged a 10.1% annual return, the MSCI EAFE a 10.3% return and the Russell 2500 a 10.9% return.

We are confident that there remain attractive investment opportunities in all areas in which The New Economy Fund invests. Our extensive research efforts are focused on identifying companies that sell for attractive valuations relative to their expected growth rates.

We thank you for your patience during this difficult period and appreciate your willingness to maintain a long-term view, as we do.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President

January 14, 2003



THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in The New Economy Fund's Class A shares grew between December 1, 1983 -- when the fund began operations -- and November 30, 2002, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $79,002 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average increase of 11.5%. The fund's year-by-year results appear under the chart.

AVERAGE ANNUAL COMPOUND RETURNS* CLASS A SHARES
(for periods ended November 30,
2002)

1 year                           -21.82%
5 years                           +0.88
10 years                          +8.60

* Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

[mountain chart]


                                                            Lipper            Consumer
                                         S&P 500            Growth            Price
Year Ended         New Economy           Composite          Fund              Index
November 30        Fund /1/,/2/          Index/1/           Index/1/,/3/      (inflation)/4/
1983               $9,425                $10,000            $10,000           $10,000
1984               9,478                 10,295             9,117             10,405
1985               13,135                13,276             11,474            10,771
1986               15,939                16,949             14,182            10,909
1987               15,082                16,154             13,143            11,403
1988               18,449                19,915             15,718            11,887
1989               25,252                26,047             21,465            12,441
1990               21,871                25,143             19,635            13,221
1991               26,295                30,246             24,951            13,617
1992               32,619                35,823             30,838            14,032
1993               42,601                39,433             34,947            14,407
1994               41,348                39,845             34,809            14,792
1995               50,949                54,560             47,089            15,178
1996               58,591                69,753             56,344            15,672
1997               71,268                89,635             67,444            15,958
1998               88,183                110,844            76,462            16,206
1999               124,962               134,002            107,933           16,630
2000               115,668               128,346            105,958           17,204
2001                95,236               112,670            80,512            17,530
2002                79,002                94,072            61,957            17,915


Year Ended November 30           1984          1985          1986         1987         1988         1989          1990

Total Value
Dividends Reinvested             -             $199          140          367          315          421           565
Value at Year-End/2/             $9,478        13,135        15,939       15,082       18,449       25,252        21,871
NEF Total Return                 (5.2)%        38.6          21.3         (5.4)        22.3         36.9          (13.4)


Year Ended November 30           1991          1992          1993         1994         1995         1996          1997
Total Value
Dividends Reinvested             588           327           189          307          516          578           455
Value at Year-End/2/             26,395        32,619        42,601       41,348       50,949       58,591        71,268
NEF Total Return                 20.7          23.6          30.6         (2.9)        23.2         15.0          21.6

Year Ended November 30           1998          1999          2000         2001         2002
Total Value
Dividends Reinvested             421           540           585          -            -
Value at Year-End/2/             88,183        124,962       115,668      95,236       79,002
NEF Total Return                 23.7          41.7          (7.4)        (17.7)       (17.0)

Average annual compound return for 19 years:  11.5%2

1 All results are calculated with dividends and capital gains reinvested.
2 These figures, unlike those shown elsewhere in the report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes. As outlined in the prospectus, the sales charge is reduced for larger investments.
3 This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
4 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

A PREMISE REVISITED:
THE NEW ECONOMY FUND'S GROWING UNIVERSE

[photograph: boy looking out to the horizon, looking through a telescope]

Nineteen years ago, before e-mail all but replaced the written letter, before the ringing of cell phones became commonplace in restaurants and train stations, and before consumers shopped for everything from hotel rooms to new homes via their computer screens, The New Economy Fund was born.

The fund's premise was simple: to invest in the fastest-growing segments of the economy, which American Funds' research determined to be information and services. Unlike many so-called "sector funds," The New Economy Fund was conceived to have a broad global mandate -- a universe including computers, telecommunications, broadcasting, health care, finance, leisure and tourism, transportation and merchandising. As a result, the fund has invested in a mix of companies ranging from young organizations in the forefront of the technology revolution to seasoned corporations that fulfill all manner of basic services.

"When we came up with the name of the fund, cell phones and personal computers were just emerging," says Gordon Crawford, chairman of The New Economy Fund. "The Internet was not even a blip on the screen; it was born and matured after the fund already started. The phrase `new economy' has been hijacked by the Internet and discredited by the unreasonable optimism that developed in that area, but The New
Economy Fund has a much broader scope than that."

In the wake of the vast disappointments for dot-com companies and their investors, we thought it was a good time to revisit your fund's original premise and explore the promise we believe it still represents today. In addition, we have highlighted several key areas that are an important part of the fund's portfolio.

[Begin Sidebar]
Retail
[photograph: close-up of shopping carts]

The "new economy" has not only created new industries, but it has also meant new ways of doing business for companies in traditional industries.

"A common theme among successful retailers during the past 10 years has been the effective use of technology to manage key aspects of their businesses," says Greg Johnson, a retail analyst for The New Economy Fund. "Technology has allowed retailers to better train employees, identify key merchandising trends from season to season and replenish their inventories to meet the demand from those trends."

According to Greg, holdings in the fund that have successfully used technology to help develop a competitive advantage include Walgreen, the drugstore chain; Kohl's, the retailer of moderately priced clothing and housewares; Lowe's, the home-improvement retail chain; and Target, the chain of discount stores.

Besides being effective users of technology, these companies have also capitalized on the desire for convenience among time-strapped shoppers. All are located "off the mall," says Greg, which means they are in a freestanding site with easy access to major thoroughfares. "We live in an age of two-wage-earner families," he says. "People are pressed for time and generally don't want the hassle of going to a mall."

Kohl's, for example, is comparable to a J.C. Penney or Sears, but generally is located in an independent location. Walgreen, meanwhile, took the drugstore concept out of strip malls into its own freestanding store, usually where there is easy access to main roads.

The moves toward technology and convenience are not expected to slow anytime soon, says Greg. "Generally, the trends in place now will continue over the foreseeable future."
[End Sidebar]

[Begin Sidebar]
Business services
[photograph: close-up of female computer operator]

Much like the retail sector, several trends have emerged to create new needs -- and new investment opportunities -- in the area of business services.

One trend is the movement away from a paper-based financial system to an electronic-based financial system. A long-term holding that has successfully capitalized on this trend is Concord EFS, an ATM and electronic-data processing company that specializes in providing credit and debit card processing for supermarkets around the country.

"Early on, Concord understood that people would be attracted to the convenience and security of electronic transactions not just for big purchases, but for smaller ones as well, such as groceries or gas for their cars," says Jeff Lager, an analyst who covers business services for The New Economy Fund.

The other trend that has made business services part of the "new economy" is the outsourcing of various operations by companies. "Over the past 10 to 15 years, companies have pursued restructuring operations to eliminate unnecessary costs," says Jeff. "Many companies have done that by focusing more on their core functions and outsourcing non-core operations to service companies."

One holding that represents this trend is Paychex, one of the largest payroll-processing companies in the United States. "One of the key non-core functions for businesses is payroll processing," says Jeff. "It's a critical function that is a lot more complex than it sounds. Companies need to pay employees on time while also ensuring that they are in compliance with a long list of tax and other regulations." Paychex has successfully targeted the small-business market, for which it can provide this function more efficiently and economically than many small businesses could by handling it internally. [End Sidebar]

[Begin Pull Quote]
"This is obviously not a sector fund in the traditional sense. Our investment universe covers about 60% of the overall market. That 60% is the fastest growing part of the world economy."
[End Pull Quote]

[Begin Sidebar]
The New Economy Fund's investment universe:* percent share of total output (real Gross Domestic Product)
[bar chart]

1984  35.4%
1988  35.8%
1992  36.7%
1996  38.7%
2001  43.5%

* Includes media, telecommunications, technology, health services, transportation, business services, financials, retail, lodging, utilities, amusement and recreation services

[end chart]
[End Sidebar]

THE SHIFT FROM MANUFACTURING TO SERVICES

In 1984, just 32% of the total market capitalization of Standard & Poor's 500 Composite Index, which tracks relatively large companies listed primarily on U.S. exchanges, could be attributed to information and service companies. Due to a major transformation in the U.S. economy and population, however, that was about to change. At the time, the United States was losing ground as a heavy industrial manufacturing power, with its emphasis on the production of standardized goods. Companies in other parts of the world could do it more cheaply.

"Manufacturing is a difficult area, whether you make toasters or televisions or toys," says Gordon. "A service- or information-based economy, however, cannot be duplicated. It is a much more protected area."

Meanwhile, rising incomes, changing lifestyles and new demographic trends began to fuel the growth of services and information companies. Families with two working spouses were becoming the norm, creating a need for convenience food and flexible shopping and banking. The population overall was also beginning to age, increasing the demand for health care, insurance, leisure activities and transportation. In addition, a rising standard of living meant that consumers were spending more money on travel, entertainment, home improvements and luxury goods.

"We saw the changes coming and the opportunities they would bring and that's what led us to launch The New Economy Fund," Gordon explains. From the beginning, the fund invested in companies as diverse as Carnival Corp., the leisure cruise line; American Express, a provider of travel-related and financial services; Digital Equipment Corp., a manufacturer of networked minicomputer systems; McDonald's, the world's largest fast-food chain; and U.S. Healthcare, a health maintenance organization in the Northeast.

"This is obviously not a sector fund in the traditional sense," says Tim Armour, president of The New Economy Fund. "Our investment universe covers about 60% of the overall market as measured by the S&P 500. That 60% is the fastest growing part of the world economy."

[Begin Sidebar]
Internet
[photograph: close-up of Internet website address line]

To paraphrase Mark Twain, reports of the Internet's death have been greatly exaggerated. After being a key factor in creating one of the greatest stock market bubbles in history and then a cause for its subsequent collapse, the Internet has become a dirty word among the investing public.

Yet, despite a tough three years in which Internet-focused companies have experienced the painful process of working off the excesses of the bubble, the Internet is still creating viable investment opportunities. "The number of people using the Internet grows every month," says Mark Casey, an Internet analyst for The New Economy Fund. "The Internet is real; it has changed the way people live and work."

That means there are also real investment opportunities. "We have gone from a period of extraordinary delusion by investors during which nearly every Internet stock was bid up to impossible valuations, to a period where a few companies are emerging as legitimate businesses," says Mark.

For example, one of the fund's holdings is USA Interactive, the premier company in Internet transaction and subscription services. Unlike other Internet companies, USA Interactive has more than $3 billion in cash and securities, and no debt. It also has a controlling interest in companies including Expedia, Hotels.com, Match.com and Ticketmaster. Over the past year, as the stock of many Internet companies plummeted, USA Interactive increased 23.5%.

Other holdings in the fund include Yahoo!, eBay and TMP Worldwide, which owns Monster.com, the online recruitment firm. Says Mark, "We are focusing our investments on companies that are generating real earnings, have strong competitive positions and are growing."
[End Sidebar]

[Begin Sidebar]
Telecommunications
[photograph: close-up of woman using cellular telephone]

Massive overinvestment and high-profile bankruptcies caused the stock prices of many telecommunications companies to endure major declines. Yet, telecommunications is still a major growth industry worldwide.

This gap has created opportunities for The New Economy Fund to add to its positions in companies such as AT&T Wireless and Sprint-PCS Group. "The market as a whole thought of these companies as either potential bankruptcy candidates or companies that had low equity value," says Chris Buchbinder, a telecommunications analyst with the fund. "Yet, these companies had big and growing customer bases for their wireless products, increasing penetration of the market and expanding margins."

As a result, the stock prices of these companies have come back significantly from their lows earlier this year, and recent purchases by the fund have yielded double-digit returns.

Over the next three to four years, Chris expects the investment opportunities in wireless telecommunications to be "tremendous," but warns that he also anticipates substantial volatility as emerging businesses move toward maturity.

Meanwhile, as the telecommunications industry matures, its focus on revenue growth has shifted to a focus on profitability and returns. That generally creates attractive investment opportunities, says Chris, because the market is looking backward at sub-par returns and not paying attention to the positive changes -- such as reduced capital expenditures and more conservative sales strategies -- that can improve returns going forward.
[End Sidebar]

[Begin Pull Quote]
"During the next decade, it's likely that whole new industries will be created. The idea that technology is dead and that no more products or new services will come out of it is just not correct."
[End Pull Quote]

THE INTERNET REVOLUTION

Advances in information technology hit full force during the 1990s, as the Internet took center stage. Consumers and businesses alike embraced the new technology, which literally changed the way people lived and worked.

The technology revolution affected virtually every industry, boosting productivity, reducing costs, cutting inventories and facilitating electronic commerce. Of course, many people saw the investment opportunities in what was considered one of the most groundbreaking communications developments since the telephone.

The fund's breadth and its focus on finding long-term values through its own research helped uncover a number of technology investments for the portfolio, such as America Online, the Internet service provider, and Oracle, the supplier of database management software. In addition, the fund focused on technology companies that were providing the infrastructure for the Internet and on companies created by the new spin the Internet put on traditional services. That included companies like TMP Worldwide, which owns the online recruitment company Monster.com, and USA Interactive, which has a controlling interest in companies including Expedia and Hotels.com. A number of these companies have become long-term holdings in the fund.

Meanwhile, the switch from analog to digital technology was "a key megatrend that went across different industries," says Gordon. "The digitization of information, including words, pictures and data, opened a whole new consumer area, including MP3, DVDs and digital cameras."

[Begin Sidebar]
The market capitalization of The New Economy Fund's investment universe as a percentage of S&P 500 market capitalization
[baqr chart]
      % of market capitalization
1984  31.72%
1990  34.86
1995  42.87
2000  66.56
2002  57.21
[end chart]
[End Sidebar]

THE BUBBLE BURSTS

The success of information and services companies, particularly those that were Internet-related, resulted in rampant enthusiasm and speculation among many investors. Eager to be part of the revolution, investors drove up the stock prices of many companies, even those without realistic business models, to unsustainable heights.

By 2000, the total market capitalization of the S&P 500 attributed to information and services peaked at 66%, more than twice its share when the fund began. The bursting of the Internet bubble has pulled that percentage down, but even so, information and services still account for just under 60% of the S&P 500's market capitalization.

THE NEXT DECADE

After experiencing the extended bear market of the past two-and-a-half years and watching technology stocks suffer heavy double-digit declines, investors are understandably uncertain about the viability of the "new economy," at least as it is narrowly associated with the Internet.

It is true that many companies in those areas are experiencing difficult transitions as they work off the excesses of the past decade and wait for the demand to show solid signs of growth once again. Yet, those who say that technology is dead are missing the bigger picture, says Tim.

The technology sector still holds much value; the task for investors today is to focus on those companies with the business strength and acumen to participate in future expansion. The fund is dedicating considerable research to finding those companies. At the same time, the Internet and information technology constitute just one part of the fund's universe.

"At the formation of the fund, it was the unknown that excited us," says Tim. "In the '80s, it was cell phones, personal computers and cable TV. In the '90s, it was wireless telecom, networking and the Internet. People say there is nothing on the horizon today to match the potential of these innovations, but we disagree. During the next decade, it's likely that whole new industries will be created. The idea that technology is dead and that no more products or new services will come out of it is just not correct."

Moreover, as living standards rise in many other parts of the world, there should be greater demand from non-U.S. markets for information and services.

"We don't know in advance what the next waves will be," says Tim, "but we strongly believe that the universe in which The New Economy Fund invests should continue to lead world economic growth over the current decade."

[photograph:  Gordon Crawford]
[Begin Caption]
Gordon Crawford
31 years with Capital
[End Caption]

[photograph: Claudia Huntington]
[Begin Caption]
Claudia Huntington
27 years with Capital
[End Caption]

[photograph: Tim Armour]
[Begin Caption]
Tim Armour
19 years with Capital
[End Caption]

[photograqph: Alwyn Heong]
[Begin Caption]
Alwyn Heong
9 years with Capital
[End Caption]

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Why four people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the "multiple portfolio counselor system." We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: The New Economy Fund's assets are divided into portions. Each of the fund's four portfolio counselors manages one portion; another is managed by the fund's research analysts, who bring their own investment expertise to the table.

The advantages of this system include:

o DIVERSITY. Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o CONSISTENCY. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o CONTINUITY. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.
[End Sidebar]


The New Economy Fund
INVESTMENT PORTFOLIO, November 30, 2002

[begin pie chart]


Industry diversification (percent of net assets)

Media                                                           13.92 %
Insurance                                                       11.79
Semiconductor equipment & products                               8.29
Commercial services & supplies                                   7.04
Wireless telecommunication services                              5.00
All other industries                                            45.59
Cash & equivalents                                               8.37

[end pie chart]

                                                            Percent
                                                            of net
Largest equity holdings                                     assets

AOL Time Warner                                                  4.60 %
Viacom                                                           3.43
American International Group                                     3.41
Berkshire Hathaway                                               3.33
USA Interactive                                                  2.81
Kohl's                                                           2.17
Wells Fargo                                                      1.98
Carnival                                                         1.75
Taiwan Semiconductor Manufacturing                               1.50
Concord EFS                                                      1.47





                                                                                                     Shares or        Market
                                                                                                     principal         value
Equity securities (common and preferred stocks and convertible debentures)                              amount          (000)

MEDIA  -  13.92%
AOL Time Warner Inc.  (1)                                                                           17,095,000      $279,845
Viacom Inc., Class B, nonvoting  (1)                                                                 4,435,000       208,489
Clear Channel Communications, Inc.  (1)                                                              1,865,000        81,053
News Corp. Ltd., preferred (ADR) (Australia)                                                           825,000        19,643
News Corp. Ltd., preferred                                                                           2,937,253        17,557
News Corp. Ltd. (ADR)                                                                                  500,000        14,050
News Corp. Ltd.                                                                                      1,811,844        12,890
Comcast Corp., Class A, special nonvoting stock  (1)                                                 2,272,900        51,822
Comcast Corp., Class A  (1)                                                                             95,062         2,228
Fox Entertainment Group, Inc., Class A  (1)                                                          2,000,000        53,320
Interpublic Group of Companies, Inc.                                                                 2,342,400        35,066
Mediaset SpA (Italy) (2)                                                                             2,500,000        21,118
Nippon Television Network Corp. (Japan)                                                                100,610        15,993
TMP Worldwide Inc.  (1)                                                                                800,000        11,656
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico) (1)                             345,000        10,153
UnitedGlobalCom, Inc., Class A  (1)                                                                  2,450,000         7,938
SET Satellite (Singapore) Pte. Ltd. (India) (1) (2) (3)                                                775,461         2,006
SET India Ltd. (India) (1) (2) (3)                                                                      31,400         1,039
Adelphia Communications Corp., Class A  (1) (3)                                                        100,000             1
KirchPayTV GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                                          1,798,409             0
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                                          1,775,000             0


INSURANCE  -  11.79%
American International Group, Inc.                                                                   3,183,985       207,437
Berkshire Hathaway Inc., Class A  (1)                                                                    2,800       202,440
XL Capital Ltd., Class A                                                                               850,000        70,329
Mercury General Corp.                                                                                1,450,000        57,275
Manulife Financial Corp. (Canada)                                                                    1,800,000        45,324
Willis Group Holdings Ltd. (polynational) (1)                                                        1,600,000        44,176
First American Corp.                                                                                 1,500,000        30,735
21st Century Insurance Group                                                                         2,000,000        28,000
Allstate Corp.                                                                                         500,000        19,515
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                                   41,000         5,714
Allianz AG (Germany)                                                                                    50,000         5,621


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  8.29%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                            62,649,780        91,281
Applied Materials, Inc.  (1)                                                                         4,500,000        76,725
Texas Instruments Inc.                                                                               3,790,000        76,217
Maxim Integrated Products, Inc.                                                                      1,100,000        46,299
Novellus Systems, Inc.  (1)                                                                            890,000        32,298
KLA-Tencor Corp.  (1)                                                                                  675,000        29,815
Altera Corp.  (1)                                                                                    1,778,000        25,834
Agere Systems Inc. 6.50% convertible notes 2009                                                    $30,000,000        22,050
Rohm Co., Ltd. (Japan)                                                                                 107,000        14,958
Microchip Technology Inc.                                                                              500,000        14,380
Xilinx, Inc.  (1)                                                                                      535,000        13,182
PMC-Sierra, Inc.  (1)                                                                                1,550,000        12,632
Samsung Electronics Co., Ltd. (South Korea)                                                             37,000        11,995
Linear Technology Corp.                                                                                300,000         9,969
Applied Micro Circuits Corp.  (1)                                                                    2,000,000         9,120
Micrel, Inc.  (1)                                                                                      550,000         6,254
Tokyo Electron Ltd. (Japan)                                                                            100,000         5,081
Dialog Semiconductor PLC (Germany) (1)                                                               2,200,000         2,843
Velio Communications, Inc., Series D, convertible preferred  (1) (2) (3)                             1,258,242         2,013
Velio Communications, Inc., Series E, convertible preferred  (1) (2) (3)                               219,780           769


COMMERCIAL SERVICES & SUPPLIES  -  7.04%
Concord EFS, Inc.  (1)                                                                               5,970,000        89,550
Allied Waste Industries, Inc.  (1)                                                                   5,900,000        63,012
Robert Half International Inc.  (1)                                                                  2,410,000        47,356
Paychex, Inc.                                                                                        1,425,000        41,610
Ceridian Corp.  (1)                                                                                  2,722,800        39,208
DeVry Inc.  (1)                                                                                      2,042,100        34,021
ServiceMaster Co.                                                                                    2,421,300        29,419
Arbitron Inc.  (1)                                                                                     670,520        20,726
Securitas AB, Class B (Sweden)                                                                       1,302,000        19,768
Automatic Data Processing, Inc.                                                                        320,000        13,910
Sabre Holdings Corp., Class A  (1)                                                                     600,000        13,056
Apollo Group, Inc., Class A  (1)                                                                       200,000         8,250
Hays PLC (United Kingdom)                                                                            5,281,091         8,112


WIRELESS TELECOMMUNICATION SERVICES  -  5.00%
AT&T Wireless Services, Inc.  (1)                                                                    8,500,000        64,175
Sprint Corp. - PCS Group, Series 1  (1)                                                              6,474,300        37,292
Sprint Corp. 7.125% convertible preferred 2004, units                                              $65,000,000        22,594
COSMOTE Mobile Telecommunications SA (Greece)                                                        4,597,000        45,237
KDDI Corp. (Japan)                                                                                       9,000        29,655
Nextel Communications, Inc., Class A  (1)                                                            2,000,000        27,500
Western Wireless Corp., Class A  (1)                                                                 3,570,800        23,674
Maxis Communications Bhd. (Malaysia) (1)                                                            13,698,100        19,826
China Unicom Ltd. (China) (1)                                                                       20,204,900        15,416
NTT DoCoMo, Inc. (Japan)                                                                                 6,515        13,178
Crown Castle International Corp.  (1)                                                                1,350,000         5,346


DIVERSIFIED FINANCIALS  -  4.79%
Freddie Mac                                                                                          1,400,000        80,696
Capital One Financial Corp.                                                                          2,051,200        69,331
ING Groep NV (Netherlands)                                                                           2,536,126        48,275
J.P. Morgan Chase & Co.                                                                              1,800,000        45,306
Investment Technology Group, Inc.  (1)                                                               1,000,000        29,470
Providian Financial Corp.  (1)                                                                       3,000,000        18,240


SPECIALTY RETAIL  -  4.57%
FAST RETAILING CO., LTD. (Japan)                                                                     1,933,900        69,242
Gap, Inc.                                                                                            3,930,000        62,448
Lowe's Companies, Inc.                                                                               1,400,000        58,100
Office Depot, Inc.  (1)                                                                              2,100,000        37,191
Barnes & Noble, Inc.  (1)                                                                            1,300,000        30,771
United Rentals, Inc.  (1)                                                                            2,050,000        19,865


MULTILINE RETAIL  -  4.18%
Kohl's Corp.  (1)                                                                                    1,930,000       132,205
Target Corp.                                                                                         2,050,000        71,299
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                     12,280,000        30,130
Wal-Mart de Mexico, SA de CV, Series C                                                                 130,666           285
Dollar General Corp.                                                                                 1,500,000        19,845


SOFTWARE  -  4.06%
Microsoft Corp.  (1)                                                                                 1,305,000        75,455
Oracle Corp.  (1)                                                                                    5,320,000        64,638
SAP AG (Germany)                                                                                       726,500        64,271
Novell, Inc.  (1)                                                                                   10,000,000        35,700
VERITAS Software Corp.  (1)                                                                            300,000         5,454
MMC AS (Norway) (1) (2) (3)                                                                          2,500,000         1,109


COMMUNICATIONS EQUIPMENT  -  4.03%
Cisco Systems, Inc.  (1)                                                                             4,629,200        69,068
Nokia Corp., Class A (ADR) (Finland)                                                                 2,400,000        46,104
Lucent Technologies Inc. 8.00% convertible preferred 2031                                               65,000        42,437
CIENA Corp.  (1)                                                                                     6,000,000        39,900
Motorola, Inc.                                                                                       2,200,000        25,036
Telefonaktiebolaget LM Ericsson, Class B (Sweden) (1)                                               12,137,891        11,861
Telefonaktiebolaget LM Ericsson, Class B (ADR) (1)                                                     602,364         5,921
Juniper Networks, Inc.  (1)                                                                            501,500         4,885


INTERNET & CATALOG RETAIL  -  3.48%
USA Interactive  (1)                                                                                 6,150,000       170,970
eBay Inc.  (1)                                                                                         590,000        40,681


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.62%
Swisscom AG (Switzerland)                                                                              255,511        74,299
Koninklijke PTT Nederland NV (Netherlands) (1)                                                       7,190,100        47,742
AT&T Corp.                                                                                             827,100        23,192
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                                  400,000        12,896
Telewest Communications PLC (United Kingdom) (1)                                                    39,000,000           940
NTL Inc.  (1)                                                                                        6,000,000            90


BANKS  -  2.30%
Wells Fargo & Co.                                                                                    2,600,000       120,146
Bank of the Philippine Islands (Philippines)                                                        13,860,000        10,113
Lloyds TSB Group PLC (United Kingdom)                                                                1,150,000         9,704


INTERNET SOFTWARE & SERVICES  -  1.82%
Yahoo! Inc.  (1)                                                                                     4,300,000        78,561
VeriSign, Inc.  (1)                                                                                  1,157,600        12,166
DoubleClick Inc.  (1)                                                                                1,650,000        11,781
CNET Networks, Inc.  (1)                                                                             1,000,000         3,040
Homestore, Inc. (formerly Homestore.com, Inc.)  (1)                                                  2,200,000         2,948
ProAct Technologies Corp., Series C, convertible preferred  (1) (2) (3)                              3,500,000         2,314


HOTELS, RESTAURANTS & LEISURE  -  1.75%
Carnival Corp.                                                                                       3,800,000       106,590


AIRLINES  -  1.32%
Southwest Airlines Co.                                                                               4,180,000        69,388
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                               250,000        10,953


FOOD & DRUG RETAILING  -  1.11%
Koninklijke Ahold NV (Netherlands)                                                                   3,040,000        41,791
Walgreen Co.                                                                                           890,000        25,623


COMPUTERS & PERIPHERALS  -  1.03%
EMC Corp.  (1)                                                                                       4,500,000        32,625
International Business Machines Corp.                                                                  265,000        23,082
Anoto Group AB (Sweden) (1)                                                                          4,566,693         6,656
Novatel Wireless, Inc., Series C, warrants, expire 2004  (1) (2) (3)                                   119,904             -


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.87%
Sanmina-SCI Corp.  (1)                                                                               3,210,000        15,408
Jabil Circuit, Inc.  (1)                                                                               537,000        11,519
Hirose Electric Co., Ltd. (Japan)                                                                      150,000        11,084
Micronic Laser Systems AB (Sweden) (1)                                                                 777,500         5,323
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                        1,399,320         5,269
Flextronics International Ltd. (Singapore) (1)                                                         348,500         3,837
DDi Corp.  (1)                                                                                       1,300,000           572


HEALTH CARE PROVIDERS & SERVICES  -  0.79%
Service Corp. International  (1)                                                                     9,645,300        32,022
Cardinal Health, Inc.                                                                                  260,000        16,000


IT CONSULTING & SERVICES  -  0.77%
Titan Corp.  (1)                                                                                     2,450,000        29,008
Electronic Data Systems Corp.                                                                          970,000        17,984


ENERGY EQUIPMENT & SERVICES  -  0.67%
Schlumberger Ltd.                                                                                      925,000        40,931


CHEMICALS  -  0.49%
Nitto Denko Corp. (Japan)                                                                            1,020,000        29,616


OTHER  -  0.28%
Li & Fung Ltd. (Hong Kong)                                                                           9,554,000        10,536
Williams Companies, Inc.                                                                             2,107,000         5,584
Manila Electric Co., Class A (GDR) (Philippines) (1) (2) (3)                                           860,000           552
Manila Electric Co., share purchase right, expire 2003 (1) (3)                                       1,250,000           193
Manila Electric Co., share purchase right, expire 2003 (1) (3)                                         236,600            36
Nanovation Technologies, Inc., Class A, convertible preferred  (1) (2) (3)                             267,000             3


Miscellaneous  -  4.66%
Other equity securities in initial period of acquisition                                                             283,325


Total equity securities (cost: $6,783,231,000)                                                                     5,569,670



                                                                                                     Principal        Market
                                                                                                        amount         value
Short-term securities                                                                                     (000)         (000)

Corporate short-term notes  -  6.29%
Edison Asset Securitization LLC 1.26%-1.34% due 12/11/2002-1/28/2003 (2)                               $46,100       $46,054
General Electric Capital Corp. 1.38% due 12/2/2002                                                      16,990        16,988
Pfizer Inc 1.30%-1.73% due 12/13/2002-1/16/2003 (2)                                                     54,100        54,046
Corporate Asset Funding Co. Inc. 1.35% due 1/7-1/23/2003 (2)                                            35,400        35,339
Receivables Capital Corp. 1.31%-1.35% due 12/13/2002-1/9/2003 (2)                                       35,000        34,970
Triple-A One Funding Corp. 1.32%-1.72% due 12/13/2002-1/27/2003 (2)                                     34,999        34,954
Procter & Gamble Co. 1.25%-1.28% due 12/4-12/18/2002 (2)                                                32,500        32,484
Wells Fargo & Co. 1.74% due 12/5/2002                                                                   30,000        29,993
Kraft Foods Inc. 1.30%-1.52% due 12/20/2002-2/3/2003                                                    27,000        26,961
General Dynamics Corp. 1.27% due 1/8/2003 (2)                                                           25,000        24,966
Harley-Davidson Funding Corp. 1.33% due 1/10-1/29/2003 (2)                                              21,750        21,705
E.I. DuPont de Nemours & Co. 1.25%-1.50% due 12/20/2002-1/30/2003                                       17,800        17,771
Medtronic Inc. 1.57% due 1/17/2003 (2)                                                                   6,400         6,387


Federal agency discount notes  -  1.96%
Federal Home Loan Banks 1.24%-1.43% due 2/5-2/7/2003                                                    47,300        47,185
Fannie Mae 1.255%-1.77% due 12/17/2002-2/12/2003                                                        45,800        45,711
Freddie Mac 1.245% due 1/23/2003                                                                        26,100        26,051

Total short-term securities (cost: $501,553,000)                                                                     501,565


Total investment securities (cost: $7,284,784,000)                                                                 6,071,235

New Taiwanese Dollar (cost: $2,022,000)                                                              NT$67,032         1,934

Excess of cash and receivables over payables                                                                           5,577

Net assets                                                                                                        $6,078,746

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts




See Notes to Financial Statements


Equity securities appearing in the portfolio since May 31, 2002

Automatic Data Processing
Barnes & Noble
CIENA
FAST RETAILING
First American
Hirose Electric
Investment Technology Group
KDDI
Koninklijke PTT Nederland
Linear Technology
Maxis Communications
Microchip Technology
Nitto Denko
Ryanair Holdings
Samsung Electronics
SAP
Target
VERITAS Software


Equity securities eliminated from the portfolio since May 31, 2002

Adecco
Allmerica Financial
AmErica MOvil
American Capital Strategies
AVEX
Bally Total Fitness Holding
Big Lots
BJ Services
China Mobile (Hong Kong)
Helmerich & Payne
Hewlett-Packard
Intuit
i2 Technologies
Laboratory Corporation of America Holdings
Liberty Media
Loudcloud
MatrixOne
MGIC Investment
Michael Page International
Nintendo
Nomura Research Institute
Precision Drilling
ProSiebenSAT.1 Media
Psion
Stonesoft
Tele Celular Sul ParticipaCOes
Telecom Argentina STET-France Telecom
Teradyne
Ticketmaster
Ubizen
United Pan-Europe Communications
United Parcel Service
VIA NET.WORKS
Weight Watchers International

The New Economy Fund
Financial statements

Statement of assets and liabilities
at November 30, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market
  (cost: $7,284,784)                                                                                         $6,071,235
 Cash denominated in non-U.S. currencies
  (cost: $2,022)                                                                                                  1,934
 Cash                                                                                                                53
 Receivables for:
  Sales of investments                                                                $43,904
  Sales of fund's shares                                                                3,823
  Dividends and interest                                                                5,055                    52,782
                                                                                                              6,126,004
Liabilities:
 Payables for:
  Purchases of investments                                                             34,803
  Repurchases of fund's shares                                                          6,153
  Investment advisory services                                                          1,994
  Services provided by affiliates                                                       3,827
  Deferred Trustees' compensation                                                         361
  Other fees and expenses                                                                 120                    47,258
Net assets at November 30, 2002                                                                              $6,078,746

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                            $8,283,783
 Accumulated net investment loss                                                                                   (396)
 Accumulated net realized loss                                                                                 (991,080)
 Net unrealized depreciation                                                                                 (1,213,561)
Net assets at November 30, 2002                                                                              $6,078,746

Shares of beneficial interest issued and outstanding - unlimited shares authorized                          Net asset value
                                           Net assets                        Shares outstanding              per share (1)

Class A                                    $5,882,350                                   393,776                    $14.94
Class B                                       104,272                                     7,138                     14.61
Class C                                        25,987                                     1,784                     14.57
Class F                                        15,297                                     1,026                     14.91
Class 529-A                                     7,998                                       536                     14.93
Class 529-B                                     1,279                                        86                     14.83
Class 529-C                                     1,912                                       129                     14.84
Class 529-E                                       211                                        14                     14.91
Class 529-F                                         7                                         1                     14.94
Class R-1                                         166                                        11                     14.90
Class R-2                                       3,232                                       217                     14.88
Class R-3                                       1,680                                       113                     14.92
Class R-4                                       3,562                                       238                     14.94
Class R-5                                      30,793                                     2,057                     14.97

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $15.85 and $15.84, respectively.

See Notes to Financial Statements



Statement of operations
for the year ended November 30, 2002
(dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $2,372)                                                            $44,175
  Interest                                                                             17,510                   $61,685

 Fees and expenses:
  Investment advisory services                                                         28,526
  Distribution services                                                                17,701
  Transfer agent services                                                              12,894
  Administrative services                                                                 109
  Reports to shareholders                                                                 500
  Registration statement and prospectus                                                   361
  Postage, stationery and supplies                                                      1,624
  Trustees' compensation                                                                  107
  Auditing and legal                                                                       98
  Custodian                                                                               906
  State and local taxes                                                                   158
  Other                                                                                    47
  Total expenses before reimbursement                                                  63,031
   Reimbursement of expenses                                                                3                    63,028
 Net investment loss                                                                                             (1,343)

Net realized loss and unrealized depreciation on
 investments and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                                                        (735,818)
  Non-U.S. currency transactions                                                          261                  (735,557)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                        (669,733)
  Non-U.S. currency translations                                                          118                  (669,615)
   Net realized loss and unrealized depreciation
    on investments and non-U.S. currency                                                                     (1,405,172)
Net decrease in net assets resulting
 from operations                                                                                            $(1,406,515)


See Notes to Financial Statements






Statement of changes in net assets                                     (dollars in thousands)

                                                                      Year ended November 30
                                                                                        2002                      2001
Operations:
 Net investment (loss) income                                                        $(1,343)                   $1,388
 Net realized loss on investments and
  non-U.S. currency transactions                                                    (735,557)                 (192,968)
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                 (669,615)               (1,665,799)
  Net decrease in net assets
   resulting from operations                                                      (1,406,515)               (1,857,379)

Distributions paid to shareholders from net realized
 gain on investments                                                                       -                (1,239,902)

Capital share transactions                                                          (733,760)                  813,344

Total decrease in net assets                                                      (2,140,275)               (2,283,937)

Net assets:
 Beginning of year                                                                 8,219,021                10,502,958
 End of year (including accumulated net investment
 loss: $396 and $12,894, respectively)                                            $6,078,746                $8,219,021



See Notes to Financial Statements


Notes to financial statements


1.       Organization and significant accounting policies

Organization - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of November 30, 2002, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; net capital losses and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $7,294,080,000.

During the year ended November 30, 2002, the fund reclassified $5,587,000 of accumulated net investment loss to additional paid-in capital and $8,254,000 from accumulated net realized loss to accumulated net investment loss to align financial reporting with tax reporting.

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through November 30, 2002                                                                                  $(35)
Short-term and long-term capital loss deferrals
                                                                                                            (983,806)
Gross unrealized appreciation on investment securities
                                                                                                              876,831
Gross unrealized depreciation on investment securities                                                    (2,097,742)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $187,487,000 and $769,921,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $26,398,000 that were realized during the period November 1, 2002 through November 30, 2002.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended November 30, 2001
                                       Distributions from ordinary income
Share class        Net investment income and currency gains          Short-term capital gains
Class A                                                   -                                 -
Class B                                                   -                                 -
Total                                                     -                                 -


                    Distributions from long-term                      Total distributions paid
Share class                        capital gains
Class A                              $ 1,229,556                                   $ 1,229,556
Class B                                   10,346                                        10,346
Total                                $ 1,239,902                                   $ 1,239,902


No distributions were paid during the year ended November 30, 2002.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.411% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

------------------------------------------------ ----------------------------- -----------------------------
Share class                                       Currently approved limits            Plan limits
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class A                                                     0.25%                         0.25%
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class 529-A                                                  0.25                          0.50
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes B and 529-B                                          1.00                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes C, 529-C and R-1                                     1.00                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class R-2                                                    0.75                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes 529-E and R-3                                        0.50                          0.75
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes F, 529-F and R-4                                     0.25                          0.50
------------------------------------------------ ----------------------------- -----------------------------

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended November 30, 2002, were as follows (dollars in thousands):

----------------------------------------------------------------------
  Share class     Distribution    Transfer agent    Administrative
                    services         services          services
----------------------------------------------------------------------
    Class A         $16,376          $12,652        Not applicable
----------------------------------------------------------------------
----------------------------------------------------------------------
    Class B           1,062             242         Not applicable
----------------------------------------------------------------------
----------------------------------------------------------------------
    Class C            210                                $48





                                     Included
                                        in
                                  administrative
                                     services
---------------------------------                 --------------------
---------------------------------                 --------------------
    Class F            24                                  24
---------------------------------                 --------------------
---------------------------------                 --------------------
  Class 529-A           9                                 10
---------------------------------                 --------------------
---------------------------------                 --------------------
  Class 529-B           5                                  2
---------------------------------                 --------------------
---------------------------------                 --------------------
  Class 529-C           9                                  3
---------------------------------                 --------------------
---------------------------------                 --------------------
  Class 529-E          -*                                 -*
---------------------------------                 --------------------
---------------------------------                 --------------------
  Class 529-F          -*                                 -*
---------------------------------                 --------------------
---------------------------------                 --------------------
   Class R-1           -*                                  1
---------------------------------                 --------------------
---------------------------------                 --------------------
   Class R-2            3                                  3
---------------------------------                 --------------------
---------------------------------                 --------------------
   Class R-3            2                                  1
---------------------------------                 --------------------
---------------------------------                 --------------------
   Class R-4            1                                  1
---------------------------------                 --------------------
---------------------------------                 --------------------
   Class R-5     Not applicable                            16
----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended November 30, 2002
                                                                  Reinvestments
                                                                   of dividends
Share class                        Sales(1)                   and distributions                       Repurchases(1)
                                    Amount        Shares                 Amount       Shares                 Amount          Shares
Class A                          $ 723,620        44,969                      -            -           $ (1,552,847)       (100,270)
Class B                             33,543         2,111                      -            -                (17,829)         (1,199)
Class C                             33,572         2,225                      -            -                (18,595)         (1,299)
Class F                             17,842         1,164                      -            -                 (8,114)           (522)
Class 529-A(2)                       8,708           549                      -            -                   (184)            (13)
Class 529-B(2)                       1,388            88                      -            -                    (33)             (2)
Class 529-C(2)                       2,115           133                      -            -                    (61)             (4)
Class 529-E(2)                         216            14                      -            -                     -*              -*
Class 529-F(2)                           5             1                      -            -                      -               -
Class R-1(3)                           153            11                      -            -                     -*              -*
Class R-2(3)                         3,475           265                      -            -                   (602)            (48)
Class R-3(3)                         2,134           161                      -            -                   (641)            (48)
Class R-4(3)                         4,415           351                      -            -                 (1,330)           (113)
Class R-5(3)                        37,934         2,234                      -            -                 (2,644)           (177)
Total net increase
   (decrease) in fund            $ 869,120        54,276                      -            -           $ (1,602,880)       (103,695)




                               Net (decrease)
                                    increase
                                      Amount         Shares

Class A                          $ (829,227)         (55,301)
Class B                              15,714              912
Class C                              14,977              926
Class F                               9,728              642
Class 529-A(2)                        8,524              536
Class 529-B(2)                        1,355               86
Class 529-C(2)                        2,054              129
Class 529-E(2)                          216               14
Class 529-F(2)                            5                1
Class R-1(3)                            153               11
Class R-2(3)                          2,873              217
Class R-3(3)                          1,493              113
Class R-4(3)                          3,085              238
Class R-5(3)                         35,290            2,057
Total net increase
   (decrease) in fund            $ (733,760)         (49,419)



Year ended November 30, 2001
                                                                  Reinvestments
                                                                   of dividends
Share class                        Sales(1)                   and distributions                       Repurchases(1)
                                    Amount        Shares                 Amount       Shares                 Amount          Shares
Class A                        $ 1,160,310        56,790            $ 1,179,153       51,899           $ (1,607,019)        (81,525)
Class B                             59,153         2,921                 10,177          451                (11,816)           (612)
Class C(4)                          21,833         1,192                      -            -                 (5,682)           (334)
Class F(4)                          10,219           538                      -            -                 (2,984)           (154)
Total net increase
   (decrease) in fund          $ 1,251,515        61,441            $ 1,189,330       52,350           $ (1,627,501)        (82,625)




Share class                        Net increase
                                         Amount           Shares
Class A                               $ 732,444           27,164
Class B                                  57,514            2,760
Class C(4)                               16,151              858
Class F(4)                                7,235              384
Total net increase
   (decrease) in fund                 $ 813,344           31,166

*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of November 30, 2002, the total value of restricted securities was $321,828,000, which represents 5.29% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,341,469,000 and $2,927,400,000, respectively, during the year ended November 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2002, the custodian fee of $906,000 includes $6,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)

                                                          Income from investment operations(2)
                                                                                                   Net
                                         Net asset                                       (losses) gains
                                            value,                     Net               on securities          Total from
                                         beginning              investment              (both realized          investment
                                         of period           (loss) income              and unrealized)         operations
Class A:
 Year ended 11/30/2002                      $18.01                   $- (3)                     $(3.07)             $(3.07)
 Year ended 11/30/2001                       24.69                     .01                       (3.76)              (3.75)
 Year ended 11/30/2000                       29.90                     .12                       (2.01)              (1.89)
 Year ended 11/30/1999                       23.65                     .10                        8.83                8.93
 Year ended 11/30/1998                       20.92                     .13                        4.44                4.57
Class B:
 Year ended 11/30/2002                       17.75                    (.12)                      (3.02)              (3.14)
 Year ended 11/30/2001                       24.56                    (.16)                      (3.72)              (3.88)
 Period from 3/15/2000 to 11/30/2000         31.27                    (.06)                      (6.65)              (6.71)
Class C:
 Year ended 11/30/2002                       17.70                    (.12)                      (3.01)              (3.13)
 Period from 3/15/2001 to 11/30/2001         19.75                    (.16)                      (1.89)              (2.05)
Class F:
 Year ended 11/30/2002                       17.98                    - (3)                      (3.07)              (3.07)
 Period from 3/15/2001 to 11/30/2001         19.92                    (.04)                      (1.90)              (1.94)
Class 529-A:
 Period from 2/15/2002 to 11/30/2002         17.14                    - (3)                      (2.21)              (2.21)
Class 529-B:
 Period from 2/19/2002 to 11/30/2002         16.76                    (.09)                      (1.84)              (1.93)
Class 529-C:
 Period from 2/21/2002 to 11/30/2002         16.55                    (.09)                      (1.62)              (1.71)
Class 529-E:
 Period from 3/15/2002 to 11/30/2002         18.26                    (.02)                      (3.33)              (3.35)
Class 529-F:
 Period from 10/11/2002 to 11/30/2002        12.30                    - (3)                       2.64                2.64
Class R-1:
 Period from 6/21/2002 to 11/30/2002         15.45                    (.04)                       (.51)               (.55)
Class R-2:
 Period from 5/31/2002 to 11/30/2002         17.02                    (.05)                      (2.09)              (2.14)
Class R-3:
 Period from 6/25/2002 to 11/30/2002         15.26                    (.02)                       (.32)               (.34)
Class R-4:
 Period from 7/25/2002 to 11/30/2002         12.85                    (.01)                       2.10                2.09
Class R-5:
 Period from 5/15/2002 to 11/30/2002         17.58                     .03                       (2.64)              (2.61)






                                                       Dividends and distributions

                                          Dividends
                                          (from net       Distributions                             Net asset
                                         investment       (from capital             Total          value, end             Total
                                             income)              gains)    distributions           of period          return(4)
Class A:
 Year ended 11/30/2002                           $-                  $-                $-              $14.94            (17.05)%
 Year ended 11/30/2001                            -               (2.93)            (2.93)              18.01            (17.67)
 Year ended 11/30/2000                         (.14)              (3.18)            (3.32)              24.69             (7.43)
 Year ended 11/30/1999                         (.14)              (2.54)            (2.68)              29.90             41.71
 Year ended 11/30/1998                         (.12)              (1.72)            (1.84)              23.65             23.73
Class B:
 Year ended 11/30/2002                            -                   -                 -               14.61            (17.69)
 Year ended 11/30/2001                            -               (2.93)            (2.93)              17.75            (18.36)
 Period from 3/15/2000 to 11/30/2000              -                   -                 -               24.56            (21.46)
Class C:
 Year ended 11/30/2002                            -                   -                 -               14.57            (17.68)
 Period from 3/15/2001 to 11/30/2001              -                   -                 -               17.70            (10.38)
Class F:
 Year ended 11/30/2002                            -                   -                 -               14.91            (17.08)
 Period from 3/15/2001 to 11/30/2001              -                   -                 -               17.98             (9.74)
Class 529-A:
 Period from 2/15/2002 to 11/30/2002              -                   -                 -               14.93            (12.89)
Class 529-B:
 Period from 2/19/2002 to 11/30/2002              -                   -                 -               14.83            (11.52)
Class 529-C:
 Period from 2/21/2002 to 11/30/2002              -                   -                 -               14.84            (10.33)
Class 529-E:
 Period from 3/15/2002 to 11/30/2002              -                   -                 -               14.91            (18.35)
Class 529-F:
 Period from 10/11/2002 to 11/30/2002             -                   -                 -               14.94             21.46
Class R-1:
 Period from 6/21/2002 to 11/30/2002              -                   -                 -               14.90             (3.56)
Class R-2:
 Period from 5/31/2002 to 11/30/2002              -                   -                 -               14.88            (12.57)
Class R-3:
 Period from 6/25/2002 to 11/30/2002              -                   -                 -               14.92             (2.23)
Class R-4:
 Period from 7/25/2002 to 11/30/2002              -                   -                 -               14.94             16.26
Class R-5:
 Period from 5/15/2002 to 11/30/2002              -                   -                 -               14.97            (14.85)






                                                                    Ratio of               Ratio of
                                             Net assets,            expenses       net (loss)income
                                           end of period          to average             to average
                                            (in millions)         net assets             net assets
Class A:
 Year ended 11/30/2002                            $5,883                .89%                   (.01)%
 Year ended 11/30/2001                             8,086                 .82                    .02
 Year ended 11/30/2000                            10,418                 .81                    .42
 Year ended 11/30/1999                             9,522                 .78                    .42
 Year ended 11/30/1998                             6,039                 .79                    .60
Class B:
 Year ended 11/30/2002                               104                1.69                   (.79)
 Year ended 11/30/2001                               111                1.63                   (.81)
 Period from 3/15/2000 to 11/30/2000                  85                1.58   (6)             (.29)   (6)
Class C:
 Year ended 11/30/2002                                26                1.70                   (.77)
 Period from 3/15/2001 to 11/30/2001                  15                1.86   (6)            (1.19)   (6)
Class F:
 Year ended 11/30/2002                                15                 .95                   (.02)
 Period from 3/15/2001 to 11/30/2001                   7                1.00   (6)             (.34)   (6)
Class 529-A:
 Period from 2/15/2002 to 11/30/2002                   8                1.00   (6)              .02    (6)
Class 529-B:
 Period from 2/19/2002 to 11/30/2002                   1                1.84   (6)             (.82)   (6)
Class 529-C:
 Period from 2/21/2002 to 11/30/2002                   2                1.80   (6)             (.78)   (6)
Class 529-E:
 Period from 3/15/2002 to 11/30/2002                - (5)               1.25   (6)             (.23)   (6)
Class 529-F:
 Period from 10/11/2002 to 11/30/2002               - (5)                .14                   (.03)
Class R-1:
 Period from 6/21/2002 to 11/30/2002                - (5)                .73   (7)             (.28)
Class R-2:
 Period from 5/31/2002 to 11/30/2002                   3                1.63   (6),(7)         (.78)   (6)
Class R-3:
 Period from 6/25/2002 to 11/30/2002                   2                 .54   (7)             (.12)
Class R-4:
 Period from 7/25/2002 to 11/30/2002                   4                 .31    (7)             (.03)
Class R-5:
 Period from 5/15/2002 to 11/30/2002                  31                 .56    (6)              .44    (6)




Year ended November 30
                                                                      2002        2001       2000         1999           1998

Portfolio turnover rate for all classes of shares                     37%         41%        54%          48%            39%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.43%, 2.00% (annualized), .61% and .33% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.


Independent auditors' report

To the Board of Trustees and Shareholders of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "Fund"), including the investment portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Los Angeles, California
January 2, 2003

Other share class results (unaudited)

Class B, Class C, Class F and Class 529
Returns for periods ended December 31, 2002 (the most recent calendar quarter):

                                                                                 1 year               Life of class
Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase
Average annual compound return                                                       --                -24.18%1
Total return                                                                     -30.29%               -53.90%1

Not reflecting CDSC
Average annual compound return                                                       --                -23.20%1
Total return                                                                     -26.62%               -52.21%1

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase
Average annual compound return                                                       --                -20.12%2
Total return                                                                     -27.37%               -33.22%2

Not reflecting CDSC
Average annual compound return                                                       --                -20.12%2
Total return                                                                     -26.64%               -33.22%2

Class F shares3
Not reflecting annual asset-based fee charged
     by sponsoring firm
Average annual compound return                                                       --                -19.43%2
Total return                                                                     -26.05%               -32.18%2

Class 529-A shares
Reflecting 5.75% maximum sales charge
Average annual compound return                                                       --                    --
Total return                                                                         --                -25.62%4

Not reflecting maximum sales charge
Average annual compound return                                                       --                    --
Total return                                                                         --                -21.06%4

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase
Average annual compound return                                                       --                    --
Total return                                                                         --                -23.88%5

Not reflecting CDSC
Average annual compound return                                                       --                    --
Total return                                                                         --                -19.87%5

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase
Average annual compound return                                                       --                    --
Total return                                                                         --                -19.60%6

Not reflecting CDSC
Average annual compound return                                                       --                    --
Total return                                                                         --                -18.79%6

Class 529-E shares3
Average annual compound return                                                       --                    --
Total return                                                                         --                -26.01%7

Class 529-F shares
Results for Class 529-F shares are not shown because of the brief time between their initial sale and the end of the period.

1From March 15, 2000, when Class B shares were first sold.
2From March 15, 2001,
when Class C and Class F shares were first sold.
3These shares are sold without
any initial or contingent deferred sales charge.
4From February 15, 2002, when
Class 529-A shares were first sold.
5From February 19, 2002, when Class 529-B shares were first sold.
6From February 21, 2002, when Class 529-C shares were first sold.
7From March 15, 2002, when Class 529-E shares were first sold.



BOARD OF TRUSTEES

"Non-interested" Trustees

                                             Year first
                                              elected a
                                             Trustee of
Name and age                                  the fund1       Principal occupation(s) during past five years

Joseph C. Berenato, 56                          2000          Chairman of the Board, President and CEO, Ducommun Incorporated

Ambassador Richard G.                           1993          Corporate director and author; former U.S.
Capen, Jr., 68                                                Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.; former
                                                              Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1983          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

John G. Freund, 49                              2000          Founder and Managing Director, Skyline Ventures; former Managing
                                                              Director -- Alternative Asset Management Group, Chancellor Capital
                                                              Management

Leonade D. Jones, 55                            1995          Co-founder, VentureThink LLC and Versura Inc.; former Treasurer, The
                                                              Washington Post Company

William H. Kling, 60                            1987          President, American Public Media Group

Norman R. Weldon, 68                            1983          Managing Director, Partisan Management Group, Inc.; former Chairman of the Board, Novoste Corporation; former President and Director, Corvita
                                                              Corporation

Patricia K. Woolf, Ph.D., 68                    1984          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University

"NON-INTERESTED" TRUSTEES

                                             Number of
                                          boards within the
                                           fund complex2
                                              on which
Name and age                               Trustee serves     Other directorships3 held by Trustee

Joseph C. Berenato, 56                            2           Ducommun Incorporated

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 68

H. Frederick Christie, 69                        19           Ducommun Incorporated;  IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

John G. Freund, 49                                2           None

Leonade D. Jones, 55                              6           None

William H. Kling, 60                              6           Irwin Financial Corporation; St. Paul Companies

Norman R. Weldon, 68                              3           Novoste Corporation

Patricia K. Woolf, Ph.D., 68                      6           Crompton Corporation; First Energy Corporation; National Life
                                                              Holding Co.

 "INTERESTED" TRUSTEES4

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Trustee or officer     and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

Gordon Crawford, 56                             1999            Senior Vice President and Director, Capital
Chairman of the Board                                           Research and Management Company; Director, The Capital Group
                                                                Companies, Inc.;5 Senior Vice President and Director, Capital
                                                                Management Services, Inc.5

Timothy D. Armour, 42                           1991            Executive Vice President and Director, Capital
President                                                       Research and Management Company; Director, Capital Research Company5

"INTERESTED" TRUSTEES4

                                             Number of
                                          boards within the
                                            fund complex2
Name, age and                                 on which
position with fund                         Trustee serves       Other directorships3 held by Trustee

Gordon Crawford, 56                               2             None
Chairman of the Board

Timothy D. Armour, 42                             1             None
President

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an         Principal occupation(s) during past five years
Name, age and                                  officer          and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

Claudia P. Huntington, 50                       1996            Senior Vice President, Capital Research and
Senior Vice President                                           Management Company

Vincent P. Corti, 46                            1984            Vice President-- Fund Business Management
Vice President                                                  Group, Capital Research and Management Company

Alwyn Heong, 42                                 2000            Senior Vice President, Capital Research
Vice President                                                  Company5

Ulrich A. Volk, 41                              1998            Vice President, Capital Research Company5
Vice President

Chad L. Norton, 42                              1991            Vice President-- Fund Business Management
Secretary                                                       Group, Capital Research and Management Company

David A. Pritchett, 36                          1999            Vice President-- Fund Business Management
Treasurer                                                       Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998            Vice President-- Fund Business Management
Assistant Treasurer                                             Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522 S
an Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.06%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:
o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. NEF-011-0103

Litho in USA BDC/AL/6051

Printed on recycled paper